---------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             ASIAN EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in common stocks which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in common stocks traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) COMBINED FAR EAST FREE EX-JAPAN INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                             ------------------------------------------
                                                           AVERAGE
                                                         ANNUAL SINCE
                                YTD        ONE YEAR       INCEPTION
                             ----------  ------------  ----------------
PORTFOLIO..................       4.71%        -5.95%         22.70%
INDEX......................       4.84         -6.08          19.42

1. The MSCI Combined Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (assumes dividends reinvested).

2. Total   returns   for   the    Portfolio   reflect   expenses   waived    and
reimbursed,   if   applicable,  by   the  Adviser.   Without  such   waiver  and
   reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

----------------------------
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The total return of the Portfolio for the nine month period ended September 30, 1995 was 4.71% as compared to 4.84% for the Morgan Stanley Capital International
(MSCI) Combined Far East Free ex-Japan Index for the same period. Total returns for the twelve months ended September 30, 1995 and the average annual return for the period from inception on July 1, 1991 through September 30, 1995 for the Portfolio were -5.95% and 22.70%, respectively, compared to -6.08% and 19.42% for the MSCI Combined Far East Free ex-Japan Index for the same periods.

Asian markets were exceptionally quiet during the third quarter of 1995 for two basic reasons. First, foreign institutional investors opted for the sidelines, focusing instead on Japanese and U.S. equity markets. They also shied away given the sensitivity of Asian markets to movements in U.S. interest rates, the direction of which remained unclear for much of the quarter. The modest decline of 2.0% in Asian markets did not reflect, as a result, a change in fundamentals; rather the absence of foreign liquidity compounded the depressing effects of sell orders. Second, domestic investors exercised caution given mounting concerns about inflation, widening current account deficits, less than banner earnings and political instability.

Despite earnings that were in line with expectations, confidence in Malaysia stocks (down 5.6%) was undermined by first half 1995 GDP growth of 9.5%, which re-ignited concerns that the economy was overheating, an unexpectedly large trade deficit of RM 5.5 billion, which posed a real risk of currency devaluation in the absence of higher interest rates, and infighting among the political elites. United Engineers and Genting, two of our core holdings, performed poorly, the former because of its inability to procure an increase in tolls and the latter because of mudslides that reduced patronage.

Thai equities lost 7.8% over the quarter as investor sentiment was dampened by concerns that interest rates would be raised to combat a widening current account deficit and weak baht, by food price inflation, by weak corporate earnings and by fears that the Banyan government would be toppled. Foreign share premiums contracted sharply. The Portfolio was overweighted in the banking, finance and telecommunications sectors. Only the banking sector outperformed during the period under review.

Except for Korea, Hong Kong was the region's best performing market, gaining 3.6% for the quarter despite continued tensions between Hong Kong and China (especially after the resounding success of Hong Kong's pro-democracy candidates in recent elections). Earnings were in line with expectations and are expected to recover further given that corporations continue to undergo restructuring (unemployment rates are rising). Mass-end residential property prices have stabilized, boosting market sentiment of the property sector. The Portfolio continues to follow China-play stocks, which should benefit from an easing of credit given that China has confounded the skeptics and has apparently engineered a soft landing.

Singapore was quiet, falling 2.1% on mixed corporate results. Korea was Asia's best performing market, gaining 9.8%. Korea's gains were driven by a fall in the three-year corporate bond yield (to below 12%) and the implementation of a 30% tax on short-term fixed income dividends that caused investors to shift funds into equities. Indonesia was listless, losing 5.8% on low volume. Not even a reported US$25 billion of approved foreign investments year-to-date and better than expected earnings enthused investors. On the economic front, deteriorating trade and current account deficits as well as tight monetary policies depressed sentiment. The Philippines plummeted by 8.6% primarily because higher food prices pushed inflation into double-digits. The negative real interest rate environment discouraged foreign investors from committing funds to the Philippines despite the fact that corporate earnings were better than expected. Taiwan was the region's worst performing market, dropping 10.2% as tensions between Taiwan and China flared. Even the electronics sector could not buck the downward trend.

OUTLOOK

    Going forward, we expect to maintain a neutral weighting for Hong Kong, which is still attractive at 13X '95 estimated earnings. In the event that either Malaysia and/or Thailand corrects significantly, however, we will shift additional funds to Hong Kong, which should benefit from an easing of credit in China. We will underweight Malaysia, which we believe will be trading range bounded because of lingering economic/currency concerns and because of credit controls that are likely to be implemented in the upcoming Budget. The Portfolio will focus on major cap stocks with defensive attributes. We expect to market weight Thailand, recognizing that the Kingdom should enjoy strong institutional support given the country's strong growth prospects and relatively cheap valuations vis-a-vis the rest of the region. We will maintain our focus on the banking, telecommunications and finance sectors. We will underweight Singapore given our view that foreign demand will decrease as the prospects for near-term currency appreciation wane. We will continue to be neutral relative to the benchmark in Indonesia, where we intend to participate in the upcoming privatization of PT Telkom, a good proxy to growth in the underlying economy. The widening current account deficit may create bouts of weakness in the market. In the Philippines we will remain slightly overweight, limiting ourselves to the market's blue chips. We intend to underweight Korea, wary that the weakened Yen may hurt Korea's ability to export. We intend to overweight Taiwan given that measures to improve liquidity have been taken and that tensions with China have subsided. We will continue to invest selectively, concentrating on the electronics and banking sectors.

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1995

                                                      VALUE
  SHARES                                              (000)
-----------                                         ---------
COMMON STOCKS (96.5%)
  CHINA (1.9%)
    979,440    China Merchants Shekou Port
                Services, Class B                   $     445
     28,200    Jilin Chemical Co. Ltd. ADR                627
  5,505,000    Maanshan Iron & Steel Co., Class H       1,025
     51,000    Shandong Huaneng Power Co., Ltd.
                ADR                                       453
    200,000    Shanghai Diesel Engine Co., Ltd.,
                Class B                                   120
    291,500    Shanghai Erfanji Co., Ltd., Class
                B                                          50
    313,235    Shanghai Jin Jiang Tower Ltd.,
                Class B                                   101
  1,601,600    Shanghai Jinqiao, Class B                  913
    590,900    Shanghai Phoenix Bicycle Ltd.,
                Class B                                   124
    650,000    Shanghai Refrigerator Compressor,
                Class B                                   316
    638,000    Shanghai Tyre & Rubber Co., Class
                B                                         199
    120,000    Shanghai Yaohua Pilkington Glass,
                Class B                                   127
    180,400    Shenzhen Chiwan Wharf Holdings,
                Class B                                    85
  4,265,000    Yizheng Chemical Fibre Co., Class
                H                                       1,255
                                                    ---------
                                                        5,840
                                                    ---------
  HONG KONG (27.8%)
  2,637,000    Cheung Kong Holdings Ltd.               14,359
    358,000    China Light & Power Co., Ltd.            1,852
  1,209,500    Citic Pacific Ltd.                       3,653
  5,490,000    C.P. Pokphand Co., Ltd.                  2,237
 11,712,000    Guangdong Investments Ltd.               7,006
    610,000    Harbin Power Equipment Co.                 162
    815,500    Hong Kong Electric Holdings Ltd.         2,727
    666,369    Hong Kong & Shanghai Bank Holdings
                plc                                     9,265
  5,588,600    Hong Kong Telecommunications Ltd.       10,155
  3,648,000    Hopewell Holdings Ltd.                   2,477
  1,927,000    Hutchison Whampoa Ltd.                  10,443
  1,805,000    New World Development Co., Ltd.          7,120
  1,000,000    Shenzen North Jainshe Motorcycle
                Co., Ltd Class B                          614
    200,000    Sum Cheong International                   116

                                                      VALUE
  SHARES                                              (000)
-----------                                         ---------
    612,100    Sun Hung Kai Properties Ltd.         $   4,968
    661,560    Swire Pacific Ltd., Class A              5,241
    906,000    Varitronix International Ltd.            1,845
                                                    ---------
                                                       84,240
                                                    ---------
  INDIA (0.9%)
     38,000    Grasim Industries Ltd. GDR                 785
     51,000    Hindalco Industries Ltd. GDR             1,747
                                                    ---------
                                                        2,532
                                                    ---------
  INDONESIA (5.9%)
    600,000    Asiana Imi Industries (Foreign)            252
    294,000    Bank Bali (Foreign)                        474
    140,000    Bank International Indonesia
                (Foreign)                                 482
    450,000    Barito Pacific Timber (Foreign)            333
    691,000    Bimantara Citra                            557
    621,826    Charoen Pokphand (Foreign)               1,372
    141,100    Hanajaya Mandala Sampoerna
                (Foreign)                               1,314
    302,000    Indocement Tunggal (Foreign)             1,100
    823,000    Indosat (Foreign)                        2,870
    351,600    Kalbe Farma (Foreign)                    1,404
    210,000    Keramika Indonesia Assosiasi
                (Foreign)                                 167
  1,400,000    Ometraco (Foreign)                         973
    493,000    Polysindo Eka Perkasa (Foreign)            283
    315,000    Semen Gresik (Foreign)                     890
  2,750,400    Sona Topas Tourism (Foreign)             1,639
    277,333    Sorini Corp. (Foreign)                   1,591
    210,500    Suba Indah (Foreign)                       139
  1,142,000    Ultra Jaya Milk (Foreign)                  706
    644,800    United Tractors (Foreign)                1,295
                                                    ---------
                                                       17,841
                                                    ---------
  KOREA (3.4%)
     53,900    Korea Electric Power (Foreign)           2,028
      1,500    Korea Mobile Telecom (Foreign)           1,591
     81,200    Pohang Iron & Steel Co., Ltd. ADR        2,669
     14,173    Samsung Electronics (Foreign)            3,511
        185    Samsung Electronics (Foreign)(New)          46
         44    Samsung Electronics GDR (New)                3
        152    Samsung Electronics GDS                     18
        771    Samsung Electronics GDS (Voting
                Shares)                                    93

                                                      VALUE
  SHARES                                              (000)
-----------                                         ---------
  KOREA (CONTINUED)
      2,711    Samsung Electronics GDS ( Euro
                Non-Voting Shares)                  $     194
        811    Samsung Electronics RFD (New)              200
                                                    ---------
                                                       10,353
                                                    ---------
  MALAYSIA (22.0%)
    149,000    AMMB Holdings Bhd                        1,839
    701,000    Bandar Raya Developments Bhd.            1,323
    954,500    Genting Bhd.                             8,245
    861,000    Land & General Holdings Bhd              2,262
    714,000    Magnum Corp. Bhd                         1,325
  1,287,500    Malayan Banking Bhd                     10,404
  1,125,316    Malaysian International Shipping
                Bhd (Foreign)                           3,382
    635,000    Malaysian Resources Corp. Bhd            1,052
    518,000    Petronas Gas Berhad                      1,804
  2,280,000    Renong Bhd.                              3,957
  1,388,000    Resorts World Bhd                        6,907
    650,000    Sime Darby Bhd                           1,734
  1,243,000    Tan & Tan Development Bhd.               1,217
    569,000    Technology Resources Industries
                Bhd                                     1,484
  1,103,000    Telekom Malaysia Bhd                     8,299
  1,363,000    Tenaga Nasional Bhd                      5,209
    264,000    Time Engineering Bhd.                      709
    862,757    United Engineers Ltd. (Malaysia)         5,530
                                                    ---------
                                                       66,682
                                                    ---------
  PHILIPPINES (5.2%)
  1,559,200    Ayala Corp., Class B                     1,526
  1,175,625    Ayala Land, Inc., Class B                1,309
  1,366,000    C&P Homes, Inc.                            852
    108,250    International Container Terminal
                Services, Class B                          69
  5,352,800    JG Summit Holding, Class B               1,582
    378,450    Manila Electric Co., Class B             2,890
  4,823,500    Petron Corp.                             2,268
     18,125    Philippine Long Distance Telephone
                Co. ADR                                 1,203
     15,430    Philippine Long Distance Telephone
                Co., Class B                            1,030
     52,440    Philippine National Bank, Class B          548
    317,200    San Miguel Corp., Class B                1,120
  4,508,000    SM Prime Holdings, Inc., Class B         1,350
                                                    ---------
                                                       15,747
                                                    ---------
  SINGAPORE (13.4%)
    219,000    British-American Tobacco Co.               858
    848,080    City Developments Ltd.                   5,244
    847,000    DBS Land Ltd.                            2,511
    421,500    Development Bank of Singapore Ltd.
                (Foreign)                               4,798
                                                      VALUE
  SHARES                                              (000)
-----------                                         ---------
    166,800    Fraser & Neave Ltd.                  $   1,934
    707,000    Keppel Corp., Ltd.                       5,663
    579,166    Oversea-Chinese Banking Corp.
                (Foreign)                               6,552
    374,000    Sembawang Corp.                          1,958
    111,000    Singapore Airlines Ltd. (Foreign)        1,029
    103,400    Singapore Press Holdings (Foreign)       1,584
  1,787,000    Singapore Technologies Industrial
                Corp.                                   3,089
    532,000    Straits Steamship Land Ltd.              1,458
    500,000    Straits Trading Co., Ltd.                1,145
    332,200    United Overseas Bank Ltd.
                (Foreign)                               2,871
                                                    ---------
                                                       40,694
                                                    ---------
  TAIWAN (2.8%)
    806,000    Acer, Inc.                               1,906
    412,000    Advanced Semiconductor
                Engineering, Inc.                         929
    904,000    Taiwan Semiconductor Manufacturing
                Co.                                     3,290
    905,000    United Micro Electronics Corp.,
                Ltd.                                    2,458
                                                    ---------
                                                        8,583
                                                    ---------
  THAILAND (13.2%)
    109,000    Advanced Information Services Co.,
                Ltd. (Foreign)                          1,755
    637,500    Bangkok Bank Ltd. (Foreign)              7,164
    712,900    Finance One Co., Ltd. (Foreign)          4,346
     36,000    Land & House Co., Ltd. (Foreign)           565
    202,800    National Finance & Securities Co.
                Ltd. (Foreign)                            978
    365,800    Phatra Thanakit Co., Ltd.
                (Foreign)                               2,653
    111,100    Shinawatra Computer Co., Ltd
                (Foreign)                               2,745
     45,000    Siam Cement Co., Ltd. (Foreign)          2,654
    294,300    Siam Commercial Bank (Foreign)           3,307
  1,538,300    TelecomAsia Corp. (Foreign)              4,628
    586,270    Thai Farmers Bank, Ltd. (Foreign)        5,093
    320,000    Thai Telephone & Telecom (Foreign)       2,308
    101,000    United Communications (Foreign)          1,312
    375,000    Wongpaitoon Footware Co., Ltd.
                (Foreign)                                 523
                                                    ---------
                                                       40,031
                                                    ---------
TOTAL COMMON STOCKS (Cost $249,964)                   292,543
                                                    ---------

  NO. OF                                              VALUE
 WARRANTS                                             (000)
-----------                                         ---------
WARRANTS (0.0%)
  INDIA (0.0%)
     34,000    SIV Industries Ltd. expiring
                1/31/96                             $       2
                                                    ---------
  INDONESIA (0.0%)
    300,000    Ometraco, expiring 7/12/00                  --
                                                    ---------
  THAILAND (0.0%)
     45,200    National Finance & Securities Co.
                Ltd. expiring 11/15/99                     --
                                                    ---------
TOTAL WARRANTS (Cost $0)                                    2
                                                    ---------
  NO. OF
   UNITS
-----------
UNITS (0.1%)
  INDIA (0.1%)
    102,000    SIV Industries Ltd GDR (Cost $649)         332
                                                    ---------
TOTAL FOREIGN SECURITIES (96.6%) (Cost $250,613)      292,877
                                                    ---------

   FACE
  AMOUNT
   (000)
-----------
SHORT-TERM INVESTMENT (3.1%)
  REPURCHASE AGREEMENT (3.1%)
$     9,399    Chase Manhattan Bank, N.A. 6.00%,
                dated 9/29/95, due 10/02/95, to
                be repurchased at $9,404,
                collateralized by $9,404 United
                States Treasury Bonds 7.875%, due
                2/15/21, valued at $9,587 (Cost
                $9,399)                                 9,399
                                                    ---------
  AMOUNT                                              VALUE
   (000)                                              (000)
-----------                                         ---------
FOREIGN CURRENCY (0.3%)
IN   180,151   Indonesian Rupiah                    $      79
S$        61   Singapore Dollar                            43
T$     3,102   Taiwanese Dollar                           115
TB    16,716   Thai Baht                                  666
                                                    ---------
TOTAL FOREIGN CURRENCY (Cost $903)                        903
                                                    ---------
TOTAL INVESTMENTS (100.0%)
  (Cost $260,915)                                     303,179
                                                    ---------
OTHER ASSETS AND LIABILITIES (0.0%)
  Other Assets                                          1,171
  Liabilities                                          (1,231)
                                                    ---------
                                                          (60)
                                                    ---------
NET ASSETS (100%)                                   $ 303,119
                                                    ---------
                                                    ---------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE
   Applicable to 15,336,494 outstanding $.001 par
     value shares (authorized 500,000,000 shares)      $19.76
                                                    ---------
                                                    ---------

------------------------------
ADR -- American Depositary Receipt

GDR -- Global Depositary Receipt

GDS -- Global Depositary Shares

RFD -- Ranked for Dividend